UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2011

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 29, 2011 (the “Effective Date”), Computer Sciences Corporation (“CSC”) completed the acquisition of iSoft Group Limited (“iSoft”) pursuant to a Scheme Implementation Agreement (the “SIA”) by and among CSC, CSC Computer Sciences Australia Holdings Pty Limited (“CSC Australia”), and iSoft.  Under the SIA, CSC acquired, through CSC Australia, all of the issued fully paid ordinary shares in iSOFT, together with the cancellation of all options to subscribe for fully paid ordinary shares in iSOFT, by means of separate schemes of arrangement under Part 5.1 of the Corporations Act.  The SIA was approved by the iSoft stockholders on July 15, 2011. Pursuant to the SIA, at the closing, holders of iSoft ordinary shares, options, convertible notes and warrants received aggregate cash consideration of $246 million, and CSC also paid off approximately $256 million of outstanding iSoft debt.   The acquisition was funded through the CSC’s existing cash balances.

iSoft will continue its operations as a wholly owned subsidiary of CSC Australia.

The foregoing summary is qualified in its entirety by reference to the full text of the SIA, which is filed as Exhibit 2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Financial statements to the extent required by this item are not currently available.  As permitted by Item 9.01(a)(4) of Form 8-K, if required, the Company will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information to the extent required by this item is not currently available.  As permitted by Item 9.01(b)(2) of Form 8-K, if required, the Company will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(d) Exhibits

Exhibit                                                        Description

2
Scheme Implementation Agreement by and among Computer Sciences Corporation, CSC Computer Sciences Australia Holdings Pty Limited, and iSoft Group Limited  (incorporated by reference to Exhibit 2 to the Company’s Current Report on Form 8-K dated April 1, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: August 3, 2011	By:	/s/
Michael J. Mancuso
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit                                                        Description

2
Scheme Implementation Agreement by and among Computer Sciences Corporation, CSC Computer Sciences Australia Holdings Pty Limited, and iSoft Group Limited  (incorporated by reference to Exhibit 2 to the Company’s Current Report on Form 8-K dated April 1, 2011)